Balance Sheet Update March 14, 2023

2Central Pacific Financial Corp. Forward-Looking Statements This document may contain forward-looking statements (“FLS”) concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our business initiatives; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify FLS but are not the exclusive means of identifying such statements. While we believe that our FLS and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the effects of inflation and rising interest rates; the adverse effects of the COVID-19 pandemic virus (and ongoing pandemic variants) on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to achieve the objectives of our RISE2020 initiative; our ability to successfully implement and achieve the objectives of our Banking-as-a-Service ("BaaS") initiatives, including adoption of the initiatives by customers and risks faced by any of our bank collaborations including reputational and regulatory risk; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic viruses and diseases, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index and uncertainties regarding potential alternative reference rates, including the Secured Overnight Financing Rate ("SOFR"); negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID-19; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board ("PCAOB"), the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our personnel, organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the FLS, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the FLS contained in this document. FLS speak only as of the date on which such statements are made. We undertake no obligation to update any FLS to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.

3Central Pacific Financial Corp. CPF Key Highlights • Strong balance sheet, liquidity, capital and asset quality • Diversified and granular deposit portfolio • No exposure to crypto or venture-capital industries • High quality loan and investment security assets • Significant available liquidity sources

4Central Pacific Financial Corp. • Deposit balances remain stable • 59% of deposits FDIC insured as of 12/31/22; 65% including collateralized deposits. • Long-tenured: 50% with CPB 10 years or longer • Average consumer account balance $19,000 • Average commercial account balance $110,000 Relationship Deposits- Diversified & Granular 4.61 4.96 4.95 5.12 5.80 6.64 6.74 6.65 4.00 4.50 5.00 5.50 6.00 6.50 7.00 2016 2017 2018 2019 2020 2021 2022 3/10/2023 $ Bi lli on s Total Deposits Noninterest Bearing Demand 30% Interest Bearing Demand 21% Savings & Money Market 33% Time 16% Deposit Portfolio Composition as of February 28, 2023 Consumer 47% Commercial 53%

5Central Pacific Financial Corp. • Strong and diverse loan portfolio with over 75% real estate secured • 83% of total loan portfolio in Hawaii where real estate values are exceptionally strong • Weighted average LTVs of 65% for Residential Mortgage, 61% for Home Equity and 60% for Commercial Mortgage • Strong Consumer credit quality with weighted average origination FICO of 741 for Hawaii Consumer and 740 for Mainland Consumer Strong & Diverse Loan Portfolio 3.53 3.77 4.08 4.45 4.55 5.01 5.55 5.53 3.00 3.50 4.00 4.50 5.00 5.50 6.00 2016 2017 2018 2019 2020 2021 2022 3/10/2023 $ Bi lli on s Loan Balances Outstanding-Excluding PPP C&I 10% Construction 3% Residential Mortgage 35% Home Equity 14% Coml Mortgage 24% Consumer 14% Loan Portfolio Composition as of February 28, 2023

6Central Pacific Financial Corp. High Quality Securities Portfolio • $1.3 billion or ~18% of total assets • 80% government agency bonds • 93% AAA rated • No securities sales YTD • CET1 ratio strong at 10.5% as of 12/31/22 • Assuming full realization of all unrealized AFS & HTM losses, CET1 remains strong and well-capitalized at 8.3% Gov't Agency 80% Municipals 14% Corporate 2% Non-Agency CMBS/RMBS 2% Other 2% Investment Portfolio Composition as of February 28, 2023 AFS 51% HTM 49%

7Central Pacific Financial Corp. • Ample alternative sources of liquidity available • Additionally, unpledged loans could be sold or securitized Available Sources of Liquidity 2/28/2023 FHLB/FRB available borrowing lines $2.1 Billion Securities available for pledging $0.6 Billion TOTAL $2.7 Billion % of Total deposits 41%